UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 2, 2005

                               Sea Containers Ltd.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                     Bermuda
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                 (State or other jurisdiction of incorporation)

                     001-07560                         98-0038412
              ------------------------             -------------------
              (Commission File Number)              (I.R.S. Employer
                                                   Identification No.)

                                22 Victoria Street
                -------------------------------------------------
                             Hamilton HM 12 Bermuda
                (Address of principal executive offices) Zip Code

                                  441-295-2244
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

        [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 2.05. Costs Associated with Exit or Disposal Activities

         On November 2, 2005 the Board of Directors of Sea Containers Ltd. approved a restructuring plan under SFAS No. 146, Accounting for Costs Associated with Exit or Disposal Activities, which was announced in a news release of Sea Containers issued on November 3, 2005. The news release is filed as Exhibit 99 to this report and is incorporated herein by reference.

         The restructuring plan will include selling certain ferry operations and/or individual vessels, redeploying or chartering out vessels, and staff reductions.

         The plan will reduce Sea Containers' workforce by approximately 300 employees by December 31, 2005. In connection with this workforce reduction, Sea Containers estimates that it will incur approximately $21 million of severance and related costs in the fourth quarter of 2005. Sea Containers will also incur as part of the restructuring plan approximately $5 million in contract and lease termination costs in the fourth quarter of 2005. These costs are expected to be incurred in cash.

Item 2.06. Material Impairments

         As part of the restructuring plan referred to above, certain assets of Sea Containers have been identified as impaired under SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets. An impairment charge of approximately $19 million relating to two vessels within Sea Containers' ferry operations is being recognized in the third quarter of 2005, and approximately $80 million relating principally to other vessels in ferry operations will be recognized in the fourth quarter of 2005.

         In addition, certain assets of container operations and computer systems of Sea Containers have been identified as impaired under SFAS 144. An approximate $32 million charge will be incurred during the fourth quarter of 2005, of which approximately $30 million relates to container operations.


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Item 9.01. Financial Statements and Exhibits

         (d)  Exhibits
              --------


               99   Press Release dated November 3, 2005.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            SEA CONTAINERS LTD.



                                            By: /s/ Edwin S. Hetherington
                                                -------------------------
                                                Edwin S. Hetherington
                                                Vice President, General Counsel
                                                and Secretary





Date:  November 8, 2005



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                                  EXHIBIT INDEX

Exhibit
Number                     Description
------                     -----------

  99                       Press Release dated November 3, 2005.





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